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                                                                 Exhibit 32(b)

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, being the Chief Financial Officer of Jordan Industries, Inc., an Illinois corporation (the "Registrant"), hereby certifies that the quarterly report on Form 10-Q of the Registrant for the period ended September 30, 2005, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78m(a)) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 14, 2005


/s/  Norman R. Bates
---------------------------------------
Norman R. Bates
Chief Financial Officer, Vice President
and Assistant Secretary